EXHIBIT 32

  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eGene, Inc. (the "Company") on Form 10-QSB Quarterly Report for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Ming S. Liu, Chief Executive Officer and Peter Sheu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2006   By:  /s/ Ming S. Liu
                                    Ming S. Liu
                                    Chairman of the Board, Chief Executive
                                    Officer, and Executive Vice President



Dated: November 13, 2006   By:  /s/ Peter Sheu
                                    Peter Sheu
                                    Chief Financial Officer